EXHIBIT NUMBER 4.54




                         AMENDMENT TO AGREEMENT BETWEEN
                           THE COMPANY AND SEAN HURD
                              DATED JUNE 10, 2002





















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IMA EXPLORATION INC.






June 10,2002


Mr. Sean Hurd
101 - 2028 W. 11th Ave.
Vancouver, B.C. V6J 2C9



Dear Sean:

Please accept this letter to confirm that your contract with the Company dated June 11,2001 to expire June 10,2002 will be extended under the same terms currently in place and will be reviewed annually.

If you are in agreement please sign below.


Yours truly,


/s/ Nikolaos Cacos

IMA EXPLORATION INC.
Mr. Nikolaos Cacos
Corporate Secretary


I have read the above letter and agree to the terms as outlined.


/s/ Sean Hurd                                                 June 10-02
------------------------                                      -----------------
Sean Hurd                                                     Date



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          Terminal City Club Tower, Suite709-837 West Hastings Street,
                         Vancouver, BC, Canada V6C 3N6
           Tel: 604.687.1828 Fax: 604.687.1858 Toll Free: 800.901.0058
        www.imaexploration.com E-Mail: info@imaexploration.com TSX-V: IMR

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